UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	September 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam High Income Securities Fund

Semiannual report
2 | 28 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PCF

Putnam
High Income
Securities Fund

Semiannual report
2 | 28 | 18

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

April 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam High Income Securities Fund offers investors a portfolio of high-yield corporate bonds and convertible securities. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 High Income Securities Fund

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

A hybrid portfolio for seeking returns

Though it carries commensurately greater risk, including the risk of corporate default and periodic illiquidity, the fund’s combination of security types can offer greater return potential than other types of bond funds. This is because of the higher-yielding nature of below-investment-grade corporate credit and because of the optionality embedded in convertibles, which allows shares to be exchanged for common stock.

High Income Securities Fund 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the ICE BofAML Speculative Grade U.S. Convertible Index. The ICE BofAML Speculative Grade U.S. Convertible Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the ICE BofAML Speculative Grade U.S. Convertible Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/18. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 12.

4 High Income Securities Fund

Robert L. Salvin
Portfolio Manager

Rob has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from the University of Pennsylvania Wharton School. He joined Putnam in 2000 and has been in the investment industry since 1986.

Your fund is also managed by Anthony J. Daigle.

What contributed to the fund’s performance during the six-month reporting period ended February 28, 2018?

Conditions during the reporting period were generally favorable despite an increase in volatility in late January and February and concerns about valuations in corporate credit.

The convertibles portion of the portfolio, which represents a majority of assets, had positive absolute performance. Security selection within the consumer cyclicals and communication services sectors were the largest contributors on a relative basis. Specifically, an out-of-benchmark position in the consumer cyclical mobile payment company, Square, was one of the top relative performers at the issuer level. The underlying stock surged over the period in conjunction with the rest of the technology sector. An underweight position in DISH Network and an overweight position in Becton Dickinson also added to performance.

The high-yield portion of the portfolio also had positive absolute performance for the period. Overweight allocations to the financials; gaming, lodging and leisure; and utilities industries were the largest relative contributors to return. At the issuer level, positioning in Keane

High Income Securities Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

*Equity instruments are a combination of common stocks and convertible preferred stocks.

Group was the largest relative contributor. The portfolio had reduced exposure to the holding, which benefited performance due to Keane Group’s mixed to weaker third-quarter earnings results. In December, the fund’s position in Keane rallied. The holding was sold from the portfolio before period-end in January to lock in profits. Additionally, an underweight position in Ally Financial benefited returns, as the company posted constructive fourth-quarter earnings.

What detracted most from the fund’s benchmark-relative performance?

Underweight exposure to technology convertibles, along with security selection and a slight overweight position in the capital goods sector, were among the top detractors from relative performance. At the issuer level, underweight positioning in semiconductor companies Micron Technology and ON Semiconductor were the largest relative detractors. The underlying stocks all climbed in value during the period.

Among the portfolio’s high-yield holdings, underweight positions in the energy, health-care, and services industries were the largest relative detractors. At the issuer level, a moderate overweight allocation to CHS/Community Health Systems was the top detractor following weaker-than-expected fourth-quarter earnings. An overweight position in Sprint Communications also detracted from high-yield returns, as merger talks with T-Mobile USA collapsed during the fourth quarter.

Were there any noteworthy shifts in the fund’s asset allocation during the reporting period? If so, why?

In response to a rise in new issuance of convertible bonds, we have selectively participated in a few deals, resulting in a moderately higher allocation to convertible securities. The surge in new issuance that we have seen in the past few months has focused on convertible cash bonds, unlike the wave of mandatory convertibles that dominated the new-issue market prior

6 High Income Securities Fund

to the last year [mandatories automatically convert to stocks, causing them to trade essentially like stocks]. We believe there is relative value in the new-issue market, and so we have trimmed mandatories and replaced them when appropriate.

Additionally, higher Treasury yields and market expectations for three to four Federal Reserve rate hikes in 2018 led us to decrease exposure to convertible preferred stocks, which are more sensitive to interest-rate moves. As a result, the portfolio moved to a higher weighting in convertible bonds and notes.

What is your outlook for the coming months, and how has it influenced the fund’s positioning?

Investor confidence in the economy, coupled with solid underlying fundamentals, lead us to believe that the outlook for convertible securities remains constructive, although the sector has experienced some short-term volatility driven by inflation fears. The U.S. tax overhaul framework includes a reduction of the corporate tax rate, a lower repatriation tax rate, full expensing of capital expenditures, and the capping of interest deductibility. On balance, we believe these changes will be positive for convertible issuers. Additionally, the new tax law increases the relative attractiveness of convertible market funding versus corporate debt, particularly for more highly leveraged companies.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

High Income Securities Fund 7

Convertibles witnessed a healthy new-issue market in 2017 and started 2018 with one of the strongest months in ten years as 14 deals were priced that together were worth $6.4 billion in proceeds in January. Increased supply has expanded the universe of investment options in the U.S. convertibles market, creating attractive associated return opportunities, in our view. We expect this robust environment for new issues to continue in the face of rising interest rates, barring any short-term volatility. Ultimately, with central banks beginning the process of normalizing monetary policy and potential equity market unease, we believe convertible securities continue to be an attractive option for investors whose investment objectives may include current income and capital appreciation while also lowering portfolio volatility.

In this environment, we favor what we view to be higher-quality names, along with higher market capitalization issuers. Additionally, we have trimmed exposure to securities in which the underlying equity valuations have become stretched, in our view.

We also continue to have a generally constructive view of the high-yield asset class as the fundamental landscape of U.S. issuers has been positive, buoyed by generally favorable corporate earnings and economic data. Additionally, we believe that many high-yield issuers should benefit from the lower corporate tax rate. Overall default levels have significantly fallen over the past 12 months and are at levels last seen in 2014. From a valuation standpoint, although spreads are measurably tighter year-over-year, they continue to look fair, in our view, on the back of solid fundamentals and are still wide of their all-time tights. The risks that we see include commodity price volatility, policy mistakes from global central banks, and/or heightened geopolitical tension. Overall, our positioning has been consistent, and we will continue to try to capitalize on what we believe

This chart shows how the fund’s weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 High Income Securities Fund

are relative value opportunities in the primary and secondary markets.

Thank you, Rob, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

High Income Securities Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/18

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	7/9/87)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	8.66%	94.76%	6.89%	37.59%	6.59%	16.98%	5.37%	7.78%	3.04%
Market price	8.44	106.82	7.54	39.66	6.91	22.87	7.11	6.91	3.52

Performance assumes reinvestment of distributions and does not account for taxes. Performance is shown net of expenses.

Comparative index returns For periods ended 2/28/18

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	7/9/87)	10 years	average	5 years	average	3 years	average	1 year	6 months
Fund’s blended
benchmark
(50% JPMorgan
Developed High
Yield Index/50% ICE	—†	123.76%	8.39%	41.97%	7.26%	19.27%	6.05%	7.54%	3.05%
BofAML Speculative
Grade U. S.
Convertible Index)
Lipper Convertible
Securities Funds
(closed-end)	8.24%	81.59	5.97	42.88	7.35	16.14	5.09	10.07	5.03
category average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/18, there were 14, 13, 11, 11, 11, and 2 funds, respectively, in this Lipper category.

† The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the ICE BofAML Speculative Grade U.S. Convertible Index. The ICE BofAML Speculative Grade U.S. Convertible Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

10 High Income Securities Fund

Fund price and distribution information For the six-month period ended 2/28/18

Distributions
Number		6
Income		$0.1698
Capital gains		—
Total		$0.1698
Share value	NAV		Market price
8/31/17	$9.53		$8.77
2/28/18	9.65		8.91
Current rate (end of period)	NAV		Market price
Current dividend rate*	3.52%		3.81%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	7/9/87)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	8.63%	98.42%	7.09%	35.23%	6.22%	18.08%	5.70%	7.39%	1.65%
Market price	8.48	118.76	8.14	39.56	6.89	26.87	8.26	8.42	3.15

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

High Income Securities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the ICE BofAML Speculative Grade U.S. Convertible Index.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) Speculative Grade U.S. Convertible Index is an unmanaged index of U.S. convertible securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 High Income Securities Fund

Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 10, 2017, up to 10% of the fund’s common shares outstanding as of October 9, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Income Securities Fund 13

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

14 High Income Securities Fund

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

High Income Securities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 High Income Securities Fund

The fund’s portfolio 2/28/18 (Unaudited)

	Principal
CONVERTIBLE BONDS AND NOTES (42.2%)*	amount	Value
Basic materials (0.7%)
Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20 (Mexico)	$455,000	$468,616
Patrick Industries, Inc. 144A cv. sr. unsec. notes 1.00%, 2/1/23	421,000	416,398
		885,014
Capital goods (2.4%)
Aerojet Rocketdyne Holdings, Inc. cv. sr. unsec. sub. notes
2.25%, 12/15/23	491,000	607,269
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	535,000	683,784
Greenbrier Cos., Inc. (The) cv. sr. unsec. notes 2.875%, 2/1/24	470,000	544,157
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	385,000	312,091
II-VI, Inc. 144A cv. sr. unsec. notes 0.25%, 9/1/22	453,000	485,789
Kaman Corp. 144A cv. sr. unsec. notes 3.25%, 5/1/24	324,000	365,126
		2,998,216
Communication services (1.8%)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	2,295,000	2,308,919
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default)† F	1,160,000	116
		2,309,035
Communications equipment (0.7%)
Ciena Corp. cv. sr. unsec. notes 4.00%, 12/15/20	618,000	830,672
		830,672
Components (0.3%)
Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/15/36	427,000	392,219
		392,219
Computers (2.6%)
Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	274,000	233,256
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	435,000	578,296
HubSpot, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/22	551,000	721,040
Nutanix, Inc. 144A cv. sr. unsec. notes zero %, 1/15/23	387,000	397,745
RealPage, Inc. 144A cv. sr. unsec. notes 1.50%, 11/15/22	587,000	801,089
Western Digital Corp. 144A cv. company guaranty sr. unsec. notes
1.50%, 2/1/24	536,000	554,914
		3,286,340
Consumer cyclicals (7.1%)
Booking Holdings, Inc. cv. sr. unsec. unsub. notes 0.35%, 6/15/20	710,000	1,117,363
Caesars Entertainment Corp. cv. sr. unsec. notes 5.00%, 10/1/24	312,240	607,696
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 5/15/18	480,000	808,752
Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	535,000	661,625
Liberty Interactive, LLC cv. sr. unsec. notes 3.50%, 1/15/31	890,000	520,205
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	710,000	817,591
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	510,000	600,474
Liberty Media Corp. cv. sr. unsec. unsub. bonds 2.25%, 9/30/46	404,000	421,354
Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	812,000	730,521
Navistar International Corp. cv. sr. unsec. sub. bonds 4.75%, 4/15/19	444,000	460,172
Square, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/22	372,000	766,432
Tesla, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	1,150,000	1,308,169
		8,820,354

High Income Securities Fund 17

	Principal
CONVERTIBLE BONDS AND NOTES (42.2%)* cont.	amount	Value
Consumer staples (2.0%)
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	$615,000	$713,636
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	617,000	594,220
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	695,000	757,242
Wayfair, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 9/1/22	447,000	452,393
		2,517,491
Electronics (7.8%)
Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	205,000	487,908
Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes
1.625%, 2/15/27	2,731,000	3,208,728
Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	890,000	1,503,428
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1.625%, 2/15/33	565,000	2,515,672
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	685,000	959,891
OSI Systems, Inc. 144A cv. sr. unsec. unsub. notes 1.25%, 9/1/22	551,000	492,112
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	323,000	563,153
		9,730,892
Energy (2.1%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	1,175,000	1,009,431
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	276,000	284,376
SEACOR Holdings, Inc. cv. sr. unsec. bonds 3.00%, 11/15/28	621,000	580,964
Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	770,000	724,762
		2,599,533
Financials (2.7%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	536,000	599,380
Heritage Insurance Holdings, Inc. 144A cv. company guaranty sr.
unsec. bonds 5.875%, 8/1/37	275,000	345,840
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	604,000	666,065
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	821,000	867,694
TCP Capital Corp. cv. sr. unsec. bonds 5.25%, 12/15/19	827,000	852,352
		3,331,331
Health care (4.7%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1.50%, 10/15/20	245,000	270,725
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	382,000	359,080
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2.75%, 6/15/18	655,000	650,088
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/18 (China) (In default)† F	763,000	48,832
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/17/18 (China) (In default)† F	445,000	24,920
Clovis Oncology, Inc. cv. sr. unsec. notes 2.50%, 9/15/21	415,000	509,154
Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	365,000	357,502

18 High Income Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (42.2%)* cont.	amount	Value
Health care cont.
Insmed, Inc. cv. sr. unsec. sub. notes 1.75%, 1/15/25	$358,000	$329,897
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	951,000	973,991
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	705,000	779,012
Neurocrine Biosciences, Inc. 144A cv. sr. unsec. notes
2.25%, 5/15/24	410,000	543,614
Pacira Pharmaceuticals, Inc. (Delaware) 144A cv. sr. unsec. sub.
notes 2.375%, 4/1/22	614,000	562,530
Teladoc, Inc. 144A cv. sr. unsec. notes 3.00%, 12/15/22	370,000	438,529
		5,847,874
Semiconductor (2.7%)
Cypress Semiconductor Corp. cv. sr. unsec. notes 4.50%, 1/15/22	395,000	567,305
Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	465,000	523,497
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	125,000	365,063
Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	228,000	1,307,046
Teradyne, Inc. cv. sr. unsec. notes 1.25%, 12/15/23	410,000	622,341
		3,385,252
Software (1.9%)
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22	495,000	570,604
Okta, Inc. 144A cv. sr. unsec. notes 0.25%, 2/15/23	480,000	501,252
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5.25%, 5/15/18	718,000	730,872
Workday, Inc. 144A cv. sr. unsec. notes 0.25%, 10/1/22	517,000	559,201
		2,361,929
Technology services (1.8%)
Carbonite, Inc. 144A cv. sr. unsec. unsub. notes 2.50%, 4/1/22	360,000	464,248
J2 Cloud Services, LLC cv. sr. unsec. notes 3.25%, 6/15/29	535,000	650,821
Proofpoint, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/15/20	285,000	398,288
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	760,000	720,936
		2,234,293
Transportation (0.9%)
Air Transport Services Group, Inc. 144A cv. sr. unsec. notes
1.125%, 10/15/24	614,000	663,005
Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2.375%, 7/1/19	462,000	419,268
		1,082,273
Total convertible bonds and notes (cost $48,059,893)		$52,612,718

	Principal
CORPORATE BONDS AND NOTES (40.3%)*	amount	Value
Basic materials (6.3%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$50,000	$53,000
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	55,000	53,900
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	65,000	70,688
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	50,000	50,938

High Income Securities Fund 19

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Basic materials cont.
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	$125,000	$124,688
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	100,000	110,125
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	120,000	148,164
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	120,000	117,036
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	150,000	159,938
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	145,000	153,338
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	120,000	139,200
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	160,000	162,400
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	210,000	216,300
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	175,000	178,063
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	115,000	117,588
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	280,000	289,100
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	400,000	418,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	105,000	95,550
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	60,000	60,150
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	80,000	86,200
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	100,000	105,125
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	180,000	176,400
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	140,000	141,925
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	60,000	61,800
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	55,000	54,175
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	295,000	303,850
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	125,000	126,563
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	110,000	118,525
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	55,000	56,788
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	195,000	213,769
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	90,000	97,875
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	100,000	97,750
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	55,668
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	115,000	128,513

20 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Basic materials cont.
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	$60,000	$61,950
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	190,000	191,425
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	34,000	35,955
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	115,000	120,463
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)	90,000	89,550
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	75,000	76,875
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	30,000	31,050
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	45,000	46,238
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	116,000	113,390
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	64,000	63,200
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	191,425
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	110,000	113,575
Olin Corp. sr. unsec. bonds 5.00%, 2/1/30	55,000	53,075
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	15,000	17,025
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	145,000	151,525
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	195,000	194,025
Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	65,000	66,706
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	125,000	150,156
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	35,700
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	30,000	29,025
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	80,000	82,800
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	65,000	66,381
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	45,000	45,675
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	39,100
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	16,688
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	125,000	130,313
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	70,000	70,788
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	40,000	39,700

High Income Securities Fund 21

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Basic materials cont.
U. S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	$170,000	$180,625
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	83,100
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	120,000	118,200
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	75,000	78,000
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)	100,000	101,750
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	150,000	151,500
WR Grace & Co. - Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	70,000	73,500
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	140,000	154,000
		7,807,545
Capital goods (3.1%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	200,000	204,000
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	70,000	70,963
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	50,000	49,000
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	105,000	111,563
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	214,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	99,513
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	220,000	222,750
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	55,000	56,513
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	35,000	35,744
Berry Global, Inc. 144A notes 4.50%, 2/15/26	40,000	38,900
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	180,000	197,325
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	95,000	98,681
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	170,000	186,150
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	85,000	96,475
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	110,000	108,488
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	186,000	189,255
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	55,000	54,931
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	165,000	171,600
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	90,000	113,570
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	200,000	222,000
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	130,000	129,675

22 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Capital goods cont.
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	$105,000	$109,494
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	85,000	83,725
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	100,000	105,313
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	80,000	82,040
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	120,000	123,600
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	50,000	49,125
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	81,000	85,860
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	90,000	92,250
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	75,000	76,688
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	80,000	82,500
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	95,000	94,050
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	50,000	49,500
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	75,000	75,375
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	140,000	141,750
		3,922,366
Communication services (4.2%)
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	400,000	373,500
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	35,000	37,195
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	175,000	175,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	215,000	221,988
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	90,000	91,125
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	125,000	127,344
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	5,000	4,925
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	25,000	25,374
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	240,000	238,577
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	70,000	69,738
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	235,000	242,708
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	80,000	78,050
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	245,000	235,813
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	50,000	52,625

High Income Securities Fund 23

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Communication services cont.
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	$255,000	$284,963
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	187,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	105,000	98,438
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	35,000	27,431
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	95,000	81,106
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	20,000	18,163
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,200
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	250,000	236,875
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	25,000	25,875
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	200,000	193,060
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	200,000	194,750
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	225,000	214,875
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	60,000	62,850
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	43,000	44,613
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	330,000	341,550
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	265,000	276,925
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	140,000	144,900
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	220,000	232,100
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	55,000	56,238
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,000
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	95,000	92,661
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 1/15/26	55,000	58,988
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	39,250
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	195,000	200,850
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	90,000	90,799
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	110,000	64,350
		5,276,772

24 High Income Securities Fund

		Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.		amount	Value
Consumer cyclicals (8.0%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		$60,000	$58,350
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		75,000	72,469
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		40,000	40,350
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		65,000	63,213
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		105,000	109,463
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		175,000	182,240
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		75,000	79,125
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26		35,000	36,794
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		100,000	101,820
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		85,000	87,656
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		155,000	159,619
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		40,000	40,600
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		65,000	64,594
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		70,000	69,825
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		330,000	338,250
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		260,000	254,638
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		145,000	141,738
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		210,000	226,538
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		120,000	130,050
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		45,000	47,588
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		85,000	87,125
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		75,000	76,500
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		50,000	51,625
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		80,000	79,300
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	170,000	136,522
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		$125,000	134,531

High Income Securities Fund 25

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Consumer cyclicals cont.
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	$70,000	$69,300
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	145,000	145,000
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	215,000	212,044
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default)†	130,000	102,700
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	115,000	117,588
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	24,250
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	230,000	251,850
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	225,000	234,443
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	65,000	69,469
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	55,000	53,350
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	65,000	63,538
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19‡‡	80,000	79,200
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	60,300
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	58,438
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	110,000	114,400
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	50,000	49,688
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	110,000	113,713
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	50,000	52,438
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	75,000	78,469
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	110,000	113,438
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	73,500
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	65,000	70,200
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	175,000	180,250
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	87,813
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75% (9.50%), 10/15/21‡‡	73,325	41,429
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	36,300
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	250,000	251,718
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	59,906

26 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	$75,000	$75,844
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	90,000	91,350
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	45,000	45,506
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	90,000	89,325
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	160,000	164,400
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	60,000	59,850
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	100,000	100,250
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	40,000	25,496
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	160,000	192,400
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	90,000	91,463
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	90,000	92,138
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	70,000	72,100
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	195,000	184,275
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	135,000	136,013
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	340,000	368,900
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	225,000	228,375
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	125,000	130,625
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	110,000	106,975
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	150,000	150,563
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	170,000	169,590
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	65,000	66,950
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	5,000	5,163
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	110,000	115,225
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	175,000	178,938
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	70,000	69,388
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,600
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	85,000	79,900
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	45,000	45,788
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	60,000	57,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	100,000	103,000

High Income Securities Fund 27

		Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.		amount	Value
Consumer cyclicals cont.
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		$85,000	$86,700
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25		110,000	101,613
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25		175,000	179,813
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23		105,000	106,444
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26		30,000	30,000
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		95,000	95,000
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27		150,000	149,024
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		195,000	191,588
			9,981,827
Consumer staples (2.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		120,000	117,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		45,000	45,281
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		85,000	81,175
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		115,000	118,450
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		210,000	227,063
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		220,000	227,150
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		180,000	174,600
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		275,000	284,166
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		90,000	87,975
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	100,000	118,785
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$80,000	54,200
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		165,000	173,663
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		230,000	235,750
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		125,000	124,375
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		90,000	91,125
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		90,000	90,900
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		60,000	58,650
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		130,000	130,000
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		25,000	25,125
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		100,000	100,775

28 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Consumer staples cont.
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	$85,000	$83,513
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	215,000	147,813
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	100,000	80,750
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	90,000	90,450
		2,968,734
Energy (5.5%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	190,000	202,350
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	30,000	30,750
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	90,000	92,025
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	30,000	30,263
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	60,000	63,900
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	40,000	37,600
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	85,000	84,601
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	55,000	43,588
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	75,000	86,250
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	250,000	264,375
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	90,000	91,013
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	75,000	68,625
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	191,000	203,176
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	35,000	33,556
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	79,000
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	145,000	139,563
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	100,000	97,125
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	20,000	20,300
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	80,000	80,800
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	145,000	147,175
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	100,000	98,000
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	65,000	53,950

High Income Securities Fund 29

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Energy cont.
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	$107,000	$109,408
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	155,000	155,000
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	45,000	44,438
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	150,000	150,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	45,000	44,550
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	240,000	231,000
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	115,000	108,675
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	42,000	38,850
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	98,000	72,275
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	65,000	44,688
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,900
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	120,000	117,600
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	135,000	135,000
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	155,000	158,875
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	150,000	146,658
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	75,000	71,250
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	12,788
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	35,000	30,013
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	58,875
Murray Energy Corp. 144A notes 11.25%, 4/15/21	110,000	48,400
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25	130,000	124,069
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	170,000	178,500
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	55,000	56,788
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	110,000	100,513
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	40,000	40,200
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	10,000	10,225
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	145,000	148,534
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	85,000	83,619
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	190,000	194,275

30 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Energy cont.
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	$55,000	$57,431
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	80,000	81,337
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	50,000	48,375
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	95,000	93,575
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	40,000	40,800
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	85,000	88,400
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	75,000	73,688
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,488
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22F	105,000	11
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	115,000	12
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	85,000	86,275
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	50,000	47,000
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	60,300
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	35,000	35,350
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	50,000	50,500
Stone Energy Corp. company guaranty notes 7.50%, 5/31/22	171,065	173,631
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	80,000	80,200
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	65,000	65,000
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	30,000	29,925
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	200,000	194,250
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	90,000	86,963
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	60,000	59,850
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	45,000	44,325
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	120,000	118,800
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	25,000	24,250
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	60,000	61,200
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	45,000	59,175
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,975
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	108,000	115,560
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	115,000	119,313
		6,859,910

High Income Securities Fund 31

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Financials (3.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	$105,000	$105,394
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	120,000	124,800
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	220,000	272,800
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	60,000	65,100
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	120,000	125,100
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	65,000	67,681
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	100,000	135,000
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	55,000	58,713
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	50,000	54,823
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	50,000	53,490
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	75,000	76,924
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	45,000	45,225
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	75,000	77,250
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	100,000	103,125
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	62,000	63,473
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	125,000	122,500
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	155,000	157,325
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	50,000	52,250
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	55,000	55,275
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	110,000	144,045
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	60,000	59,850
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	115,000	117,875
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	70,000	74,463
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19‡‡	70,000	70,088
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	155,000	159,844
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	66,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	60,000	60,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	65,000	66,268
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	95,000	95,000
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	9,000	7,234
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	60,000	65,175

32 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Financials cont.
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	$40,000	$40,200
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	40,000	39,300
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	45,000	55,913
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	249,000	272,966
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	140,000	141,750
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	45,000	46,553
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	35,000	33,075
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	130,000	132,844
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	65,000	67,275
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	120,000	122,700
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	170,000	218,450
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	40,000	43,600
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22	95,000	97,375
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R	105,000	101,588
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	90,000	92,250
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	170,000	162,775
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	95,000	96,188
		4,568,092
Health care (3.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	135,000	127,913
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	140,000	133,000
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	55,000	51,288
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	110,000	115,500
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	25,000	24,859
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	110,000	111,856
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	115,000	104,650
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	275,000	179,438
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	85,000	71,825
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default)†	175,000	15,313
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	210,000	157,500
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	160,000	119,600

High Income Securities Fund 33

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	$100,000	$102,500
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	200,000	210,500
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	185,000	182,688
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	65,000	65,325
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	30,000	33,300
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	135,000	135,675
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	80,000	90,200
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	100,625
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	75,000	74,625
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	19,150
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	165,000	163,763
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	110,000	112,406
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	30,000	29,325
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	255,000	262,943
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	110,000	111,650
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	140,000	145,599
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	60,000	63,300
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	30,000	29,681
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	80,000	80,400
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	175,000	153,563
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	225,000	199,969
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	9,450
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	55,000	48,675
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	35,000	34,913
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	160,000	168,400
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	35,000	36,400
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	50,000	50,606
		3,928,373
Technology (2.4%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19 F	300,000	—
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	375,000	403,594

34 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	$130,000	$136,953
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	20,450
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	120,000	126,150
First Data Corp. 144A notes 5.75%, 1/15/24	175,000	178,063
First Data Corp. 144A sr. notes 5.375%, 8/15/23	105,000	106,828
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	265,000	275,974
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21‡‡	225,000	228,938
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	155,000	158,488
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	60,000	61,200
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	45,000	42,876
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	141,375
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	170,000	174,250
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	170,000	170,425
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	255,000	286,314
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	135,000	136,013
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	170,000	169,150
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	125,000	125,938
		2,942,979
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	155,000	158,875
		158,875
Utilities and power (1.5%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	270,000	276,750
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	45,000	45,506
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	45,000	45,563
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	145,000	159,138
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	175,000	164,063
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	85,000	82,450
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	25,000	25,438
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	95,000	100,859
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	130,000	136,988
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	180,000	193,500
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	55,000	60,225

High Income Securities Fund 35

	Principal
CORPORATE BONDS AND NOTES (40.3%)* cont.	amount	Value
Utilities and power cont.
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	$135,000	$143,100
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	45,000	46,575
GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31
(In default)†	100,000	53,000
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	95,000	79,088
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	90,000	95,963
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	120,000	123,900
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	40,000	39,400
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	60,000	450
		1,871,956
Total corporate bonds and notes (cost $50,323,397)		$50,287,429

CONVERTIBLE PREFERRED STOCKS (13.8%)*	Shares	Value
Basic materials (—%)
Smurfit-Stone Container Corp. escrow zero % cv. pfd.F	65,720	$657
		657
Capital goods (1.0%)
Belden, Inc. $6.75 cv. pfd.	5,761	568,328
Rexnord Corp. Ser. A, $2.875 cv. pfd.	11,537	723,361
		1,291,689
Communication services (1.9%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	21,872	1,077,032
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	1,119	1,237,853
		2,314,885
Consumer cyclicals (0.5%)
Stanley Black & Decker, Inc. $5.375 cv. pfd.	5,519	647,514
		647,514
Energy (0.6%)
Hess Corp. $4.00 cv. pfd.	13,160	720,642
Nine Point Energy 6.75% cv. pfd.	24	26,484
		747,126
Financials (5.2%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.R	14,245	512,505
AMG Capital Trust II $2.575 cv. pfd.	14,140	884,809
Bank of America Corp. Ser. L, 7.25% cv. pfd.	993	1,270,544
EPR Properties Ser. C, $1.438 cv. pfd.R	37,670	945,517
iStar, Inc. Ser. J, $2.25 cv. pfd.R	7,445	338,785
RLJ Lodging Trust Ser. A, $0.488 cv. pfd.	37,550	975,925
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	720	917,280
Welltower, Inc. Ser. I, $3.25 cv. pfd.R	12,177	669,735
		6,515,100

36 High Income Securities Fund

CONVERTIBLE PREFERRED STOCKS (13.8%)* cont.	Shares	Value
Health care (2.0%)
Allergan PLC Ser. A, 5.50% cv. pfd.	745	$406,579
Anthem, Inc. $2.63 cv. pfd.	12,115	699,875
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.	23,115	1,355,838
		2,462,292
Technology (1.1%)
Mandatory Exchangeable Trust 144A $5.75 cv. pfd.	4,456	929,566
NCR Corp. Ser. A, 5.50% (5.50%) cv. pfd.‡‡	308	405,026
		1,334,592
Utilities and power (1.5%)
DTE Energy Co. $3.25 cv. pfd.	16,040	823,229
Dynegy, Inc. $7.00 cv. pfd.	3,046	249,011
NextEra Energy, Inc. $3.06 cv. pfd.	15,700	866,599
		1,938,839
Total convertible preferred stocks (cost $15,931,368)		$17,252,694

COMMON STOCKS (2.0%)*	Shares	Value
ACC Claims Holdings, LLC Class A (Units) F	199,505	$1,197
Ally Financial, Inc.	4,660	130,014
Avaya Holdings Corp.†	6,601	138,555
Bank of America Corp.	8,630	277,023
Berry Plastics Group, Inc.†	1,830	99,552
Caesars Entertainment Corp.†	944	11,989
Charter Communications, Inc. Class A†	245	83,773
CIT Group, Inc.	1,606	85,198
Crown Holdings, Inc.†	1,030	51,335
Eldorado Resorts, Inc.†	2,180	74,338
Gaming and Leisure Properties, Inc.R	2,520	83,815
Halcon Resources Corp.†	5,898	35,683
Live Nation Entertainment, Inc.†	900	40,320
Milagro Oil & Gas, Inc. (Units)F	39	3,159
Nine Point Energy	1,015	13,966
salesforce. com, Inc.†	8,200	953,250
SandRidge Energy, Inc.†	2,270	31,916
Seven Generations Energy, Ltd. Class A (Canada)†	2,990	34,952
Stone Energy Corp.†	3,230	97,740
T-Mobile US, Inc.†	4,484	271,775
Tervita Corp. Class A (Canada)	127	866
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	1,028	822
Total common stocks (cost $2,207,073)		$2,521,238

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	1,601	$1,137
Total warrants (cost $—)				$1,137

High Income Securities Fund 37

SHORT-TERM INVESTMENTS (1.2%)*	Shares	Value
Putnam Short Term Investment Fund 1.54% L	1,483,938	$1,483,938
Total short-term investments (cost $1,483,938)		$1,483,938

TOTAL INVESTMENTS
Total investments (cost $118,005,669)		$124,159,154

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $124,771,159.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,226 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

38 High Income Securities Fund

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $309,594) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/21/18	$124,006	$121,745	$(2,261)
Citibank, N.A.
	Canadian Dollar	Sell	4/18/18	20,359	20,902	543
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/18/18	162,636	166,947	4,311
Unrealized appreciation						4,854
Unrealized (depreciation)						(2,261)
Total						$2,593

* The exchange currency for all contracts listed is the United States Dollar.

High Income Securities Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Capital goods	$150,887	$—	$—
Communication services	355,548	—	1,197
Consumer cyclicals	126,647	—	—
Energy	200,291	14,832	3,159
Financials	576,050	—	—
Technology	1,091,805	—	—
Utilities and power	—	822	—
Total common stocks	2,501,228	15,654	4,356

Convertible bonds and notes	—	52,538,850	73,868
Convertible preferred stocks	1,696,567	15,555,470	657
Corporate bonds and notes	—	50,287,406	23
Warrants	1,137	—	—
Short-term investments	1,483,938	—	—
Totals by level	$5,682,870	$118,397,380	$78,904

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,593	$—
Totals by level	$—	$2,593	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 High Income Securities Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $116,521,731)	$122,675,216
Affiliated issuers (identified cost $1,483,938 (Note 5)	1,483,938
Cash	397,181
Dividends, interest and other receivables	1,195,024
Receivable for investments sold	15,225
Unrealized appreciation on forward currency contracts (Note 1)	4,854
Total assets	125,771,438

LIABILITIES
Payable for investments purchased	136,122
Payable for shares of the fund repurchased (Note 4)	50,150
Payable for compensation of Manager (Note 2)	209,596
Payable for custodian fees (Note 2)	6,540
Payable for investor servicing fees (Note 2)	10,459
Payable for Trustee compensation and expenses (Note 2)	83,548
Payable for administrative services (Note 2)	467
Distributions payable to shareholders	365,341
Unrealized depreciation on forward currency contracts (Note 1)	2,261
Payable for proxy fees	57,633
Other accrued expenses	78,162
Total liabilities	1,000,279

Net assets	$124,771,159

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 4)	$133,099,117
Undistributed net investment income (Note 1)	135,821
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,619,832)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,156,053
Total — Representing net assets applicable to capital shares outstanding	$124,771,159

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($124,771,159 divided by 12,930,356 shares)	$9.65

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 41

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $18,068 from investments in affiliated issuers) (Note 5)	$2,023,558
Dividends	554,469
Total investment income	2,578,027

EXPENSES
Compensation of Manager (Note 2)	429,016
Investor servicing fees (Note 2)	31,392
Custodian fees (Note 2)	8,180
Administrative services (Note 2)	2,197
Auditing and tax fees	47,564
Proxy fees	59,070
Other	46,679
Total expenses	624,098

Expense reduction (Note 2)	(755)
Net expenses	623,343

Net investment income	1,954,684

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,308,920
Forward currency contracts (Note 1)	(7,920)
Foreign currency transactions (Note 1)	257
Total net realized gain	2,301,257
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(485,467)
Assets and liabilities in foreign currencies	(34)
Forward currency contracts	11,436
Total change in net unrealized depreciation	(474,065)

Net gain on investments	1,827,192

Net increase in net assets resulting from operations	$3,781,876

The accompanying notes are an integral part of these financial statements.

42 High Income Securities Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income	$1,954,684	$3,945,408
Net realized gain on investments
and foreign currency transactions	2,301,257	3,670,062
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(474,065)	4,716,003
Net increase in net assets resulting from operations	3,781,876	12,331,473
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(2,199,061)	(4,795,452)
Decrease from capital shares repurchased (Note 4)	(419,079)	(2,458,581)
Total increase in net assets	1,163,736	5,077,440

NET ASSETS
Beginning of period	123,607,423	118,529,983
End of period (including undistributed net investment
income of $135,821 and $380,198, respectively)	$124,771,159	$123,607,423

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	12,977,001	13,286,033
Shares repurchased (Note 4)	(46,645)	(309,032)
Shares outstanding at end of period	12,930,356	12,977,001

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 43

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months			Year ended
	ended**
	2/28/18	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$9.53	$8.92	$8.67	$9.56	$8.76	$8.21
Investment operations:
Net investment income (loss) [a]	.15	.30	.35	.35	.36	.44
Net realized and unrealized
gain (loss) on investments	.14	.66	.17	(.95)	.82	.56
Total from investment operations	.29	.96	.52	(.60)	1.18	1.00
Less distributions:
From net investment income	(.17)	(.37)	(.37)	(.37)	(.43)	(.48)
Total distributions	(.17)	(.37)	(.37)	(.37)	(.43)	(.48)
Increase from shares repurchased	— [d]	.02	.10	.08	.05	.03
Net asset value, end of period	$9.65	$9.53	$8.92	$8.67	$9.56	$8.76
Market price, end of period	$8.91	$8.77	$8.02	$7.33	$8.61	$7.68
Total return at market price (%) b	3.52 *	14.19	14.96	(10.87)	17.94	(1.44)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$124,771	$123,607	$118,530	$127,027	$151,659	$145,549
Ratio of expenses to average
net assets (%) [c]	.50 *e	1.22 [e]	.94	.90	.94	.90
Ratio of net investment income
(loss) to average net assets (%)	1.56 *	3.29	4.15	3.86	3.91	5.10
Portfolio turnover (%)	17 *	50	26	35	41	48

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2).

d Amount represents less than $0.01 per share.

e Includes 0.05% and 0.28% of increased proxy fees related to the 2018 and 2017 annual shareholder meetings, respectively.

The accompanying notes are an integral part of these financial statements.

44 High Income Securities Fund

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

High Income Securities Fund 45

by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

46 High Income Securities Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,261 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

High Income Securities Fund 47

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 201 7, the fund had a capital loss carryover of $16,435,227 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$—	$2,503,715	$2,503,715	*
13,931,512	N/A	13,931,512	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $118,482,688, resulting in gross unrealized appreciation and depreciation of $11,113,742 and $5,434,683, respectively, or net unrealized appreciation of $5,679,059.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.700%	net assets,	0.430%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.420%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.550%	net assets,	0.410%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.500%	net assets,	0.400%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.475%	net assets,	0.390%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.455%	net assets,	0.380%	assets and
	of the next $5 billion of average	0.370%	of any excess thereafter.
0.440%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.342% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

48 High Income Securities Fund

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $100 under the expense offset arrangements and by $655 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $94, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$22,382,462	$20,299,686
U. S. government securities (Long-term)	—	—
Total	$22,382,462	$20,299,686

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2017, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2017 (based on shares outstanding as of October 7, 2016). Repurchases are made when

High Income Securities Fund 49

the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 46,645 common shares for an aggregate purchase price of $419,079, which reflects a weighted-average discount from net asset value per share of 7.71%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 309,032 common shares for an aggregate purchase price of $2,458,581, which reflected a weighted-average discount from net asset value per share of 10.58%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 484 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $4,671 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Short Term
Investment Fund**	$2,900,362	$10,750,592	$12,167,016	$18,068	$1,483,938
Total Short-term
investments	$2,900,362	$10,750,592	$12,167,016	$18,068	$1,483,938

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$320,000
Warrants (number of warrants)	1,601

50 High Income Securities Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$4,854	Payables	$2,261
Equity contracts	Investments	1,137	Payables	—
Total		$5,991		$2,261

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(7,920)	$(7,920)
Total	$(7,920)	$(7,920)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$11,436	$11,436
Equity contracts	336	—	$336
Total	$336	$11,436	$11,772

High Income Securities Fund 51

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts #	$—	$543	$4,311	$4,854
Total Assets	$—	$543	$4,311	$4,854
Liabilities:
Forward currency contracts #	$2,261	$—	$—	$2,261
Total Liabilities	$2,261	$—	$—	$2,261
Total Financial and Derivative	$(2,261)	$543	$4,311	$2,593
Net Assets
Total collateral received	$—	$—	$—
(pledged)†##
Net amount	$(2,261)	$543	$4,311
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52 High Income Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA710 310279 4/18

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) During the period Eric Harthun was removed as manager of the fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 – September 30, 2017	—	—	—	1,095,421
October 1 – October 9, 2017	—	—	—	1,095,421
October 10 – October 31, 2017	—	—	—	1,297,700
November 1 – November 30, 2017	41,035	$8.99	41,035	1,256,665
December 1 – December 31, 2017	—	—	—	1,256,665
January 1 – January 31, 2018	—	—	—	1,256,665
February 1 – February 28, 2018	5,610	$8.94	5,610	1,251,055

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2016, which was in effect between October 8, 2016 and October 7, 2017, allowed the fund to repurchase up to 1,320,176 of its shares. The program renewed by the Board in September 2017, which is in effect between October 10, 2017 and October 9, 2018, allows the fund to repurchase up to 1,297,700 of its shares.

**	Information prior to October 9, 2017 is based on the total number of shares eligible for repurchase under the program, as amended through September 2016. Information from October 10, 2017 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2017.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018